CONSTELLATION FUNDS
               Supplement to the Prospectus dated January 31, 2006
                                 October 9, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Following replaces the Section "Portfolio Managers" on page 79:

The Constellation Clover Core Value Fund is managed by Michael Jones, Matthew Kaufler and Paul Spindler. The Constellation Clover Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The Constellation Clover Core Fixed Income Fund is managed by John Garnish and Joseph Cerqua. The Constellation Chartwell Ultra Short Duration Fixed Income Fund and Constellation Chartwell Short Duration Fixed Income Fund are managed by the team of Roger Early, Christine Williams and Craig Dembek. The Constellation HLAM Large Cap Quality Stock Fund is managed by Andrew W. Means and Don A. Keeney. The Constellation Pitcairn Diversified Value Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Select Value Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Small Cap Fund is managed by Eric Feder. The Constellation Pitcairn Family Heritage(R) Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Taxable Bond and Pitcairn Tax-Exempt Bond Funds are managed by Jack Yates III. The Constellation Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Constellation TIP Mid Cap Fund is managed by Thomas DiBella, Kenneth Gainey and Steven Gold. The Constellation Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey for Turner Investment Partners and Ric Dillon and Thomas Schindler for Diamond Hill. The Constellation TIP Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Constellation International Equity Fund is managed by Dr. William Ricks. A committee of CIMCO employees manages the Constellation Strategic Value and High Income Fund. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

The Following replaces the Section "Clover Capital Management, Inc." on page 79:

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. He has 10 years of investment experience.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has 11 years of investment experience.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has 19 years of investment experience.

Stephen K. Gutch, CFA, Portfolio Manager, joined Clover Capital in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August
2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June
2002). He has 10 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has 26 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has 20 years of investment experience.

Paul W. Spindler, CFA, Portfolio Manager, joined Clover Capital in 1988. He has 18 years of investment experience.

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The Following replaces the Section "Pitcairn Investment Management" on page 80:

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. He has 11 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has 12 years of investment experience.

Jack Yates III, Executive Vice President and Chief Investment Officer, joined PTC in 1994. He has 34 years of investment experience.

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                               CONSTELLATION FUNDS

                      CONSTELLATION CLOVER CORE VALUE FUND
                    CONSTELLATION CLOVER SMALL CAP VALUE FUND
                   CONSTELLATION CLOVER CORE FIXED INCOME FUND
         CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
            CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
                 CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND
                  CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND
                    CONSTELLATION PITCAIRN SELECT VALUE FUND
                 CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND
                      CONSTELLATION PITCAIRN SMALL CAP FUND
                 CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND
                    CONSTELLATION PITCAIRN TAXABLE BOND FUND
                   CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND
                 CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND
                         CONSTELLATION TIP MID CAP FUND
                CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
                     CONSTELLATION INTERNATIONAL EQUITY FUND
                CONSTELLATION SMALL CAP VALUE OPPORTUNITIES FUND
               CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

                                JANUARY 31, 2006
                             AMENDED OCTOBER 9, 2006

                               INVESTMENT ADVISER:
                            TOUCHSTONE ADVISORS, INC.

                            INVESTMENT SUB-ADVISERS:
                     AXA ROSENBERG INVESTMENT MANAGEMENT LLC
                         CLOVER CAPITAL MANAGEMENT, INC.
                        CHARTWELL INVESTMENT PARTNERS LP
                      DIAMOND HILL CAPITAL MANAGEMENT, INC.
                         HILLIARD LYONS ASSET MANAGEMENT
                         PITCAIRN INVESTMENT MANAGEMENT
                          SANDS CAPITAL MANAGEMENT, LLC
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Constellation Funds (the "Trust") and should be read in conjunction with the Constellation Funds' Prospectus dated January 31, 2006, amended October 9, 2006. The Financial Statements contained in the Annual Report of the Trust for the above listed Funds are incorporated by reference into and are deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by calling 1-866-242-5743.

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                                TABLE OF CONTENTS

THE TRUST................................................................    S-3

PERMITTED INVESTMENTS AND RISK FACTORS...................................    S-4

GENERAL INVESTMENT POLICIES..............................................   S-23

INVESTMENT LIMITATIONS...................................................   S-23

THE ADVISOR..............................................................   S-28

THE ADMINISTRATOR........................................................   S-49

DISTRIBUTION AND SHAREHOLDER SERVICES....................................   S-51

TRUSTEES AND OFFICERS OF THE TRUST.......................................   S-53

PURCHASE AND REDEMPTION OF SHARES........................................   S-57

DETERMINATION OF NET ASSET VALUE.........................................   S-58

TAXES....................................................................   S-59

PORTFOLIO TRANSACTIONS...................................................   S-65

PORTFOLIO HOLDINGS.......................................................   S-71

VOTING...................................................................   S-72

DESCRIPTION OF SHARES....................................................   S-72

SHAREHOLDER LIABILITY....................................................   S-72

LIMITATION OF TRUSTEES' LIABILITY........................................   S-73

CODE OF ETHICS...........................................................   S-73

PROXY VOTING.............................................................   S-73

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................   S-73

CUSTODIAN................................................................   S-80

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................   S-80

LEGAL COUNSEL............................................................   S-80

FINANCIAL STATEMENTS.....................................................   S-80

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS.......................    A-1

APPENDIX B - PROXY VOTING POLICIES.......................................    B-1

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THE TRUST

This Statement of Additional Information relates only to the Constellation Clover Core Value Fund ("Clover Core Value Fund"), Constellation Clover Small Cap Value Fund ("Clover Small Cap Value Fund"), Constellation Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund"), Constellation Chartwell Ultra Short Duration Fixed Income Fund ("Chartwell Ultra Short Duration Fund"), Constellation Chartwell Short Duration Fixed Income Fund ("Chartwell Short Duration Fund"), Constellation HLAM Large Cap Quality Stock Fund (formerly, Constellation HLAM Large Cap Quality Growth Fund) ("HLAM Large Cap Quality Stock Fund"), Constellation Pitcairn Diversified Value Fund ("Pitcairn Diversified Value Fund"), Constellation Pitcairn Select Value Fund ("Pitcairn Select Value Fund"), Constellation Pitcairn Diversified Growth Fund ("Pitcairn Diversified Growth Fund"), Constellation Pitcairn Small Cap Fund ("Pitcairn Small Cap Fund"), Constellation Pitcairn Family Heritage(R) Fund ("Pitcairn Family Heritage(R) Fund"), Constellation Pitcairn Taxable Bond Fund ("Pitcairn Taxable Bond Fund"), Constellation Pitcairn Tax-Exempt Bond Fund ("Pitcairn Tax-Exempt Bond Fund"), Constellation Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund"), Constellation TIP Mid Cap Fund ("TIP Mid Cap Fund"), Constellation TIP Healthcare & Biotechnology Fund ("TIP Healthcare & Biotechnology Fund"), Constellation International Equity Fund ("International Equity Fund"), Constellation Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund"), and Constellation Strategic Value and High Income Fund ("Strategic Value and High Income Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of Constellation Funds (formerly, Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, as amended through March 24, 2004 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers two separate classes of shares, Class I and Class II, which provide for variations in distribution and shareholder servicing costs. Except for differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing costs, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Effective as of the close of business on May 7, 2004, the Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Small Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund, Turner Healthcare & Biotechnology Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

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Effective as of the close of business on July 30, 2004, the Constellation
Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Sands Capital Select Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage(R) Fund, Constellation International Equity Fund, Constellation Pitcairn Taxable Bond Fund, and Constellation Pitcairn Tax-Exempt Bond Fund, acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each, a "Constellation Pitcairn Fund"), respectively. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as a predecessor Pitcairn Fund.

Effective as of the close of business on November 5, 2004, the HLAM Large Cap Quality Stock Fund acquired all of the assets and liabilities of the Hilliard Lyons Growth Fund, Inc. (the "predecessor HLAM Growth Fund"). Performance information relating to this Fund presented prior to November 5, 2004 refers to the Fund's performance as the predecessor HLAM Growth Fund.

Effective as of the close of business on April 14, 2005, the TIP Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Mid Cap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Mid Cap Core Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund do not invest in ADRs.

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ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

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EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the Predecessor Turner Funds, TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's adviser/sub-adviser will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds it advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable provisions of the 1940 Act, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Touchstone Advisors has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

The Strategic Value and High Income Fund operates as a "fund of funds" and invests in securities of other investment companies as part of its principal investment strategy as more fully described in the prospectus. See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Chartwell Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

The Chartwell Ultra Short Duration and Chartwell Short Duration Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. Current SEC policies and interpretations limit the Funds from loaning more than 33 1/3% of their total assets.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Equity Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Chartwell Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Chartwell Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund, except for the TIP Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. With respect to the restrictions on issuing senior securities, the Funds may borrow money from banks as permitted under the 1940 Act.

The Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Small Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund and Strategic Value and High Income Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the TIP Healthcare & Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the TIP Healthcare & Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Sands Capital Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Pitcairn Diversified Value, Pitcairn Small Cap, Pitcairn Diversified Growth, International Equity, and Pitcairn Tax-Exempt Bond Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Pitcairn Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The HLAM Large Cap Quality Stock Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities.

2. Borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed 10% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

4. Pledge, hypothecate, mortgage, or otherwise encumber its assets except to the extent necessary to secure borrowings permitted by restriction (2) above.

5. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security.

6.    Make short sales of securities, except short sales "against-the-box."

7.    Make loans, except through repurchase agreements.

8. Purchase the shares of any open-end investment company (other than as part of a merger, consolidation or acquisition of assets), in an amount exceeding 3% of such company's total outstanding voting stock or 5% of the Fund's total assets or, together with all other investment company shares held by the Fund, 10% of the Fund's total assets.

9. Invest 15% or more of its average net assets at time of purchase in illiquid investments, including (a) repurchase agreements having a duration of more than seven days, (b) securities lacking a readily available market, and (c) restricted securities. For purposes of this investment restriction, securities lacking readily available markets include securities of foreign issuers not listed on a recognized foreign or United States stock exchange. "Restricted securities" means securities acquired under circumstances in which the Fund might not be free to sell such securities without their registration under the 1933 Act or the availability of an appropriate exemption from registration.

10. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

11. Invest in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the securities of companies that invest in or sponsor these programs.

12.   Purchase or sell commodities or commodity futures contracts.

13.   Write or sell puts, calls, straddles, spreads or combinations thereof.

14. Invest in companies for the purpose of exercising control, except transactions involving investment companies for the purpose of effecting mergers or other corporate reorganizations between the Fund and such other investment companies.

15.   Issue any senior securities.

The TIP Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Chartwell Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The Predecessor Turner Funds and TIP Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The Predecessor Turner Funds and TIP Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The Predecessor Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund's sub-adviser(s) (the "Sub-Advisers").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGERS OPTION

The Trust may, on behalf of a Fund, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisers, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Constellation Turner Funds paid advisory fees and received waivers and reimbursements as shown in the following table:

                                  ADVISORY FEES PAID
                                 (EXPENSES REIMBURSED)                ADVISORY FEES WAIVED
                         ------------------------------------   --------------------------------
FUND                        2003         2004         2005         2003        2004       2005
---------------------    ----------   ----------   ----------   ----------   --------   --------
Clover Core Value Fund   $  329,028   $  417,700   $  753,745   $        0   $     74   $      0
Clover Small Cap
  Value Fund             $3,290,435   $4,223,164   $4,175,677   $        0   $      0   $      0
Clover Core Fixed
  Income Fund            $  155,373   $  145,196   $  115,666   $   37,511   $ 19,561   $ 16,812
Chartwell Ultra Short
  Duration Fixed
  Income Fund            $  237,679   $  499,034   $  753,422   $1,555,099   $543,705   $127,162
Chartwell Short
  Duration Fixed
  Income Fund            $   99,877   $  229,237   $  274,892   $  623,250   $292,629   $ 74,818
TIP Healthcare &
  Biotechnology Fund     $   66,269   $  196,563   $  490,316   $   17,829   $ 54,088   $      0
Small Cap Value
  Opportunities Fund       ($22,020)  $  100,931   $  111,849   $   38,637   $ 65,163   $172,166
Strategic Value and
  High Income Fund         ($23,791)    ($36,195)    ($38,941)  $      110   $  3,586   $  1,147

For the fiscal year ended October 31 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid advisory fees and received waivers and reimbursements as shown in the following table:

                               ADVISORY FEES PAID
                              (EXPENSES REIMBURSED)             ADVISORY FEES WAIVED
                        --------------------------------   ------------------------------
FUND                      2003       2004        2005        2003       2004       2005
---------------------   --------   --------   ----------   --------   --------   --------
Pitcairn Diversified
  Value Fund            $712,673   $787,372   $  924,707   $165,747   $163,856   $198,725
Pitcairn Select Value
  Fund                  $234,137   $296,825   $  379,390   $106,492   $ 88,687   $ 66,293
Pitcairn Diversified
  Growth Fund           $461,482   $530,679   $  641,861   $125,125   $120,175   $145,707
Pitcairn Small Cap
  Fund                  $460,367   $525,275   $  535,667   $ 52,270   $ 62,617   $130,209
Pitcairn Family
  Heritage(R) Fund      $493,897   $533,076   $  606,230   $100,922   $ 97,039   $125,467
Pitcairn Taxable Bond
  Fund                  $ 59,632   $ 84,935   $  156,037   $ 97,083   $ 74,435   $ 33,576
Pitcairn Tax-Exempt
  Fund                  $184,149   $172,879   $  191,448   $159,640   $134,525   $148,622
Sands Capital Select
  Growth Fund           $204,967   $481,924   $1,234,930   $102,912   $ 87,076   $120,454
International Equity
  Fund                  $533,394   $688,785   $  876,170   $254,090   $222,215   $240,348

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

                                 ADVISORY FEES PAID
                               (EXPENSES REIMBURSED)               ADVISORY FEES WAIVED
                        -----------------------------------   -----------------------------
FUND                      2003         2004          2005       2003       2004       2005
---------------------   --------     --------     ---------   --------   --------   -------
HLAM Large Cap
  Quality Stock Fund    $114,591     $267,000     $  46,202   $210,530   $257,000   $52,576
TIP Mid Cap Fund        $  2,490(1)  $  3,200(1)   ($32,205)  $      0   $      0   $ 4,160

(1) Reflects amount paid to CIMCO by the predecessor CIP Mid Cap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Adviser from its advisory fee.

                         NAME OF FUND                            ANNUAL FEE RATE
--------------------------------------------------------------   ---------------
Constellation TIP Mid Cap Fund                                        0.80%
Constellation TIP Healthcare & Biotechnology Fund                     1.00%
Constellation Clover Core Value Fund                                  0.74%
Constellation Clover Small Cap Value Fund                             0.85%
Constellation Clover Core Fixed Income Fund                           0.45%
Constellation Chartwell Ultra Short Duration Fixed Income Fund        0.25%
Constellation Chartwell Short Duration Fixed Income Fund              0.25%
Constellation HLAM Large Cap Quality Stock Fund                       0.75%
Constellation Pitcairn Diversified Value Fund                         0.70%
Constellation Pitcairn Diversified Growth Fund                        0.70%
Constellation Pitcairn Select Value Fund                              0.70%
Constellation Pitcairn Small Cap Fund                                 0.70%
Constellation Pitcairn Family Heritage(R) Fund                        0.90%
Constellation Pitcairn Taxable Bond Fund                              0.40%
Constellation Pitcairn Tax-Exempt Bond Fund                           0.30%
Constellation International Equity Fund                               0.95%
Constellation Small Cap Value Opportunities Fund                      0.95%
Constellation Strategic Value & High Income Fund                      0.10%

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

                                      REQUIRED                     ANNUAL     HIGHEST / LOWEST
                                       EXCESS         BASE       ADJUSTMENT       POSSIBLE
       FUND            BENCHMARK    PERFORMANCE   ADVISORY FEE      RATE        ADVISORY FEE
------------------   ------------   -----------   ------------   ----------   ----------------
Sands Capital        Russell 1000
Select Growth Fund   Growth Index    +/- 2.50%        0.85%       +/- 0.15%     1.00% / 0.70%

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These "Other Expenses" limitations will remain in effect until March 1, 2008.

                                                              CONTRACTUAL LIMIT ON
                            FUND                                "OTHER EXPENSES"
-----------------------------------------------------------   --------------------
Constellation TIP Mid Cap Fund Class I                                0.10%
Constellation TIP Mid Cap Fund Class II                               0.35%
Constellation Strategic Value and High Income Fund Class I            0.15%
Constellation Strategic Value and High Income Fund Class II           0.40%
Constellation Pitcairn Diversified Value Fund Class II                0.40%
Constellation Pitcairn Select Value Fund Class II                     0.45%
Constellation Pitcairn Diversified Growth Fund Class II               0.40%
Constellation Pitcairn Small Cap Fund Class II                        0.40%
Constellation Pitcairn Family Heritage Fund Class II                  0.40%
Constellation Pitcairn Taxable Bond Fund Class II                     0.50%
Constellation Pitcairn Tax-Exempt Bond Fund Class II                  0.40%
Constellation International Equity Fund Class II                      0.50%
Constellation Sands Capital Select Growth Fund Class I                0.25%
Constellation Sands Capital Select Growth Fund Class II               0.50%
Constellation HLAM Large Cap Quality Stock Fund Class II              0.50%

THE SUB-ADVISERS

The Advisor has selected Sub-Advisers to manage all or a portion of a Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Advisor. The Sub-Advisers make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisers receive a fee from the Advisor. As described in the Prospectus, each Sub-Adviser receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Adviser's base fee with respect to each sub-subadvised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Adviser during the current month.

CLOVER CAPITAL MANAGEMENT, INC.

Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-adviser to the Clover Core Value, Clover Small Cap Value and Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2005, Clover Capital had discretionary management authority with respect to approximately $2.5 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts.

Michael E. Jones, CFA, is the co-portfolio manager on the Clover Small Cap Value and Clover Core Value Funds. As of September 30, 2005, Mr. Jones co-managed 2 mutual funds with approximately $606 million in total assets, and 8 unregistered pooled vehicles with total assets of approximately $49.1 million. With respect to such accounts, 3 accounts, with assets of approximately $31.9 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Creatura co-managed 1 mutual fund with approximately $450 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $24.2 million. With respect to such accounts, 1 account, with assets of approximately $17.7 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2005, Mr. Kaufler co-managed 1 mutual fund with approximately $156 million in total assets and 4 unregistered pooled vehicles with total assets of approximately $22.3 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Cerqua co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2005, Mr. Garnish co-managed 1 mutual fund with approximately $26 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $15.9 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Clover Small Cap Value Fund. As of September 30, 2005, Mr. Gutch did not manage any other mutual funds, separate accounts or unregistered pooled vehicles.

Paul W. Spindler, CFA, is the co-portfolio manager on the Clover Core Value Fund. As of September 30, 2006 (the date he became portfolio manager of the Clover Core Value Fund), Mr. Spindler co-managed 1 mutual fund with approximately $100 million in total assets, 1 unregistered pooled vehicle with approximately $19 million in total assets and 6 other accounts with total assets of approximately $1.1 billion, none of which pays Clover Capital a fee based upon the performance of the account

Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) as measured in a weighted average percentile rank versus the peer universe. The bonus amount is calculated at the end of each calendar quarter and is paid in cash. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura is entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.

Fund Ownership. The following table indicates for each Constellation Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

PORTFOLIO MANAGER   FUND                            DOLLAR RANGE OF FUND SHARES OWNED
-----------------   -----------------------------   ---------------------------------
Michael Jones       Clover Small Cap Value Fund     $500,001-$1,000,000
                    Clover Core Value Fund          $500,001-$1,000,000
Lawrence Creatura   Clover Small Cap Value Fund     $50,001-$100,000

PORTFOLIO MANAGER   FUND                            DOLLAR RANGE OF FUND SHARES OWNED
-----------------   -----------------------------   ---------------------------------
Stephen Gutch       Clover Small Cap Value Fund     $50,001-$100,000
Matthew Kaufler     Clover Core Value Fund          $50,001-$100,000
Joseph Cerqua       Clover Core Fixed Income Fund   $10,001-$50,000
John Garnish        Clover Core Fixed Income Fund   None
Paul Spindler*      Clover Core Value Fund          $100,001-$500,000

* The information for Mr. Spindler is as of September 30, 2006 (the date he became a Portfolio Manager for the Clover Core Value Fund).

For its services, Clover Capital is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Constellation Clover Fund, as set forth below.

Fund                            Sub-Advisory Fee
-----------------------------   ----------------
Clover Core Value Fund                0.37%
Clover Small Cap Value Fund           0.45%
Clover Core Fixed Income Fund        0.225%

CHARTWELL INVESTMENT PARTNERS

Chartwell Investment Partners ("Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-adviser to the Chartwell Ultra Short Duration Fixed Income and Chartwell Short Duration Fixed Income Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2005, Chartwell had discretionary management authority with respect to approximately $5.1 billion of assets.

A team consisting of Craig Dembek, Roger Early and Christine Williams manages the Chartwell Ultra Short Duration and Chartwell Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds. Ultimate decision authority and accountability for management of the Funds lies with the senior manager, Roger Early.

Other Accounts. As of September 30, 2005, the Chartwell team managed 4 registered investment companies with approximately $496.3 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $121 million and 48 other accounts with approximately $625.7 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

Fund Ownership. As of September 30, 2005, the portfolio managers did not own any shares of the Chartwell Ultra Short Duration or Chartwell Short Duration Funds.

For its services, Chartwell is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Constellation Chartwell Fund, as set forth below.

Fund                                               Sub-Advisory Fee
------------------------------------------------   ----------------
Chartwell Ultra Short Duration Fixed Income Fund        0.125%
Chartwell Short Duration Fixed Income Fund              0.125%

HILLIARD LYONS ASSET MANAGEMENT

Hilliard Lyons Asset Management ("HLAM"), 501 South Fourth Street, Louisville, KY 40202, serves as investment sub-adviser to the HLAM Large Cap Quality Stock Fund. HLAM is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and Hilliard Lyons is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, HLAM has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. As of December 31, 2005, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $4.7 billion.

Other Accounts. As of September 30, 2005, HLAM managed $29.9 million in the large cap core style in 2 separate accounts for institutions and retail/high net worth individuals.

Conflicts. HLAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

Compensation. HLAM's compensation plan is designed so that a portfolio manager's compensation is objective, aligned with HLAM's clients, and tied to HLAM's investment and business results, both annually and long-term. Key employees are incentivized through (1) industry competitive salary, (2) PNC Financial Services Group (parent company/affiliate of HLAM) Stock Plan, (3) annual variable cash qualitative bonus, and (4) annual contribution to the defined contribution plan covering HLAM employees, including portfolio managers, based in part upon the profitability of HLAM. The annual variable cash qualitative bonus is based on a target set at the beginning of the year based on subjective personnel review and paid at year end according to actual contribution to investment and client work, investment performance relative to the S&P 500 Index, and HLAM's overall profitability. Compensation is not based on the performance of or assets held in the HLAM Large Cap Quality Stock Fund. Compensation for portfolio managers is based on all accounts managed, including mutual funds and separate accounts.

Fund Ownership. The following table indicates for the HLAM Large Cap Quality Stock Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

                                                         DOLLAR RANGE OF
PORTFOLIO MANAGER                  FUND                 FUND SHARES OWNED
-----------------   ---------------------------------   -----------------
Don Keeney          HLAM Large Cap Quality Stock Fund    $10,001-$ 50,000
Andrew Means        HLAM Large Cap Quality Stock Fund    $50,001-$100,000

For its services, HLAM is entitled to receive a base investment sub-advisory fee at an annualized rate, based on the average daily net assets of the HLAM Large Cap Quality Stock Fund, as set forth below.

Fund                                Sub-Advisory Fee
---------------------------------   ----------------
HLAM Large Cap Quality Stock Fund         0.35%

TURNER INVESTMENT PARTNERS

Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-adviser for the TIP Mid Cap and TIP Healthcare & Biotechnology Funds and as one of two sub-advisers to the Small Cap Value Opportunities Fund. As of December 31, 2005, Turner had approximately $18.3 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic is the lead manager on the TIP Healthcare & Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin is co-manager on the TIP Healthcare & Biotechnology Fund. As of September 30, 2005, Mr. Sustersic managed 6 registered investment companies with approximately $786 million in total assets, 10 unregistered pooled vehicles with total assets of approximately $105 million and 40 other accounts with approximately $1.8 billion in total assets. One each of the registered investment companies, unregistered pooled vehicles and other accounts, with assets of approximately $59 million, $12 million and $11 million, respectively, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Ms. McMeekin co-managed 5 registered investment companies with approximately $210 million in total assets, 4 unregistered pooled vehicles with total assets of approximately $42 million and 7 other accounts with approximately $276 million in total assets. One of the registered investment companies, with assets of approximately $59 million, pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Kenneth W. Gainey, CFA and Steve Gold, CFA are responsible for the management of the TIP Mid Cap Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey co-managed 3 other registered investment companies with approximately $198 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 1, with assets of approximately $73 million, pays Turner a fee based upon the performance of the account. As of September 30, 2005, Mr. Gold co-managed 11 unregistered pooled vehicles with total assets of approximately $606 million and 1 other account with approximately $85 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Thomas DiBella, CFA and Kenneth W. Gainey, CFA are primarily responsible for the management of Turner's portion of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2005, Mr. DiBella and Mr. Gainey each co-managed 4 other registered investment companies with approximately $126 million in total assets, 13 unregistered pooled vehicles with total assets of approximately $622 million and 17 other accounts with approximately $1.4 billion in total assets. With respect to registered investment companies, 2, with assets of approximately $74 million, pays Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Fund Ownership. The following table indicates for the TIP Healthcare & Biotechnology, TIP Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2005.

                                                           DOLLAR RANGE OF
PORTFOLIO MANAGER                   FUND                  FUND SHARES OWNED
-----------------   -----------------------------------   -----------------
Thomas DiBella      Small Cap Value Opportunities Fund    $100,001-$500,000
                    TIP Mid Cap Fund                      $100,001-$500,000
Kenneth Gainey      Small Cap Value Opportunities Fund    $100,001-$500,000
                    TIP Mid Cap Fund                      $100,001-$500,000
Stephen Gold        TIP Mid Cap Fund                      $100,001-$500,000
Frank Sustersic     TIP Healthcare & Biotechnology Fund   $100,001-$500,000
Heather McMeekin    TIP Healthcare & Biotechnology Fund   $ 10,001-$ 50,000

For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the TIP Mid Cap, Small Cap Value Opportunities and TIP Healthcare & Biotechnology Funds, as set forth below.

Fund                                  Sub-Advisory Fee
-----------------------------------   ----------------
TIP Mid Cap Fund                            0.45%
Small Cap Value Opportunities Fund*         0.50%
TIP Healthcare & Biotechnology Fund         0.50%

* Applies only to assets allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT

Diamond Hill Capital Management, Inc. ("Diamond Hill"), 375 North Front Street, Columbus, OH 43215, serves as one of the two sub-advisers to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2005, Diamond Hill had approximately $1.5 billion in assets under management. Diamond Hill did not serve as a sub-adviser (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

Ric Dillon and Thomas Schindler are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.

Other Accounts. As of September 30, 2005, Mr. Dillon co-managed 2 other registered investment companies with approximately $421.7 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $96.1 million and 219 other accounts with approximately $220 million in total assets. With respect to one unregistered pooled vehicle ($96.1 million in assets) and one other account ($26 million in assets), Diamond Hill is paid a performance-based advisory fee. None of the investment personnel receive any portion of the performance-based advisory fee directly. As of September 30, 2005, Mr. Schindler co-managed 1 other registered investment company with approximately $215.4 million in total assets, and 12 other accounts with approximately $17.1 million in total assets.

Conflicts. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between strategies and accounts is minimized. The reason being is that Diamond Hill's all cap strategy pulls from the best ideas within the large cap and small cap strategies. In addition, the financial holdings within the large cap and small cap strategies must be pulled from the best ideas within the bank & financial strategy. Therefore, the all cap strategy may not hold any security that is not already in the large cap, small cap and bank & financial strategies, which avoids any preferential treatment of one strategy over another. Also, for the long-short strategies, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its peer group. They receive no other incentive compensation related to performance. Investment bonuses are based upon rolling five-year results and performance must exceed the benchmark to receive any performance bonus.

Fund Ownership. As of September 30, 2005, Messrs. Dillon and Schindler did not own any shares of the Small Cap Value Opportunities Fund. Diamond Hill was not a sub-adviser to the Small Cap Value Opportunities during the fiscal year ended September 30, 2005.

For its services, Diamond Hill is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

Fund                                 Sub-Advisory Fee
----------------------------------   -------------------------------------------
Small Cap Value Opportunities Fund   0.55% on the first $50 million of allocated
                                     assets;
                                     0.50% on allocated assets above that amount

PITCAIRN INVESTMENT MANAGEMENT

Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 80 years. Pitcairn was originally formed as a division of PTC in order to provide investment advisory and Manager selection services to the Pitcairn Funds, and currently provides investment sub-advisory services to the Constellation Pitcairn Funds. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of December 31, 2005, Pitcairn had approximately $1.1 billion in assets under management.

A team composed of senior members of Pitcairn's investment management group manages each equity fund. These individuals serve as co-managers with equal decision-making authority. Portfolio action is taken on a consensus basis.

Other Accounts. Eric Feder and David Larrabee are the co-managers of the Pitcairn Diversified Growth Fund, Pitcairn Diversified Value Fund, Pitcairn Select Value Fund and Pitcairn Family Heritage(R) Fund; Eric Feder is the manager of the Pitcairn Small Cap Fund. As of September 30, 2005, Mr. Feder co-managed the 5 registered investment companies listed above with approximately $530 million in total assets and 1 other account with approximately $144 million in total assets. As of September 30, 2005, Mr. Larrabee co-managed the 4 registered investment companies listed above with approximately $434 million in total assets and two other accounts with approximately $69 million in total assets.

Jack Yates III is the manager of the Pitcairn Taxable Bond Fund and the Pitcairn Tax-Exempt Bond Fund. As of August 21, 2006 (the date Mr. Yates became portfolio manager of the Pitcairn Taxable Bond Fund and the Pitcairn Tax-Exempt Bond
Fund), Mr. Yates did not manage any other investment companies, other pooled investment vehicles or other similar accounts.

The portfolio managers manage no accounts, other than the Constellation Pitcairn Funds, in which the fee is based upon the performance of the account.

Conflicts. While it is conceivable that a conflict of interest may arise in cases where portfolio managers are responsible for more than one product, Pitcairn believes such a conflict is mitigated to the point of being effectively eliminated due to various factors. First, in the case of equity funds, all portfolios are managed on a team basis. Also, Pitcairn's investment management process is focused on the disciplined management of portfolios within a very well defined structure. Accordingly, the inappropriate placement of a particular investment "opportunity" in a particular portfolio without an extensive review of the suitability and portfolio's risk profile should not take place. Investment decisions are always made in a portfolio context.

Compensation. Compensation of portfolio managers has three components: Base salary, incentive cash compensation and equity.

Base salary is the traditional fixed base compensation paid to an employee on a semimonthly basis.

Incentive cash compensation is paid each year with the amount based upon two factors: a target percentage of base salary and a success factor. The success factor is calculated at the close of each calendar year and is based upon two criteria: investment performance (80%) and adherence to Pitcairn's investment management policies (20%). The investment performance measure is based upon a number of criteria including performance of each portfolio versus benchmarks as well as peer groups. The measures of performance in the aggregate determine the amount of cash incentive compensation to be awarded to the group. The award recommended for each professional is based upon various measurements of their contribution to overall performance, which ultimately determines his or her individual success score. Success scores may exceed 100%. Minimum success is zero. The ultimate payment of incentive cash compensation is funded from the profits of Pitcairn, based upon a formula approved in advance by Pitcairn's Board of Directors through its Compensation Committee.

The third component of compensation is equity in Pitcairn Financial Group, Inc. (which wholly owns Pitcairn Trust Company), via issuance of restricted stock. All Pitcairn officers participate in the restricted stock plan. Each professional has an annual target for potential awards of stock denominated as a percentage of base salary. Each year's ultimate award is based upon a percentage-success score that is determined based upon the accomplishment of a series of corporate goals for Pitcairn Financial Group that are set at the beginning of each calendar year. Investment performance is always an important part of those goals. Percentage success for each year is based upon the aggregate success versus corporate goals and is the same for all participants.

Shares are awarded early in each calendar year for business plan success in the prior year. Those shares then vest at a rate of 20% each year. While the plan provides for some liquidity under very limited circumstances, the objective is for shares to be retained until termination of employment.

Fund Ownership. The following table indicates the dollar range of shares beneficially owned by each of the Constellation Pitcairn Fund's portfolio managers as of September 30, 2005.

PORTFOLIO MANAGER   FUND                               DOLLAR RANGE OF FUND SHARES OWNED
-----------------   --------------------------------   ---------------------------------
Jack Yates*         Pitcairn Taxable Bond Fund         None
                    Pitcairn Tax-Exempt Bond Fund      None

PORTFOLIO MANAGER   FUND                               DOLLAR RANGE OF FUND SHARES OWNED
-----------------   --------------------------------   ---------------------------------
Eric Feder          Pitcairn Diversified Growth Fund   $10,001-$50,000
                    Pitcairn Diversified Value Fund    $10,001-$50,000
                    Pitcairn Family Heritage(R) Fund   $10,001-$50,000
                    Pitcairn Select Value Fund         $10,001-$50,000
                    Pitcairn Small Cap Fund            $1-$10,000

David Larrabee      Pitcairn Diversified Growth Fund   None
                    Pitcairn Diversified Value Fund    $10,001-$50,000
                    Pitcairn Family Heritage(R) Fund   $50,001-$100,000
                    Pitcairn Select Value Fund         $10,001-$50,000

* The information for Mr. Yates is as of August 21, 2006 (the date he became a Portfolio Manager for the Pitcairn Taxable Bond Fund and the Pitcairn Tax-Exempt Bond Fund).

For its services, Pitcairn is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Constellation Pitcairn Fund, as set forth below.

Fund                               Sub-Advisory Fee
--------------------------------   ---------------------------------------------
Pitcairn Diversified Value Fund    0.55% on the first $150 million, and 0.40% on
                                   the value of assets above that amount

Pitcairn Select Value Fund         0.55% on the first $61 million, and 0.40% on
                                   the value of assets above that amount

Pitcairn Diversified Growth Fund   0.55% on the value of the first $102 million,
                                   and 0.40% on the value of assets above that amount

Pitcairn Small Cap Fund            0.55% on the first $90 million, and 0.45% on
                                   the value of assets above that amount

Pitcairn Family Heritage(R) Fund   0.70% on the first $127 million, and 0.45% on
                                   the value of assets above that amount

Pitcairn Taxable Bond Fund         0.30% on the first $43 million, and 0.25% on
                                   the value of assets above that amount

Pitcairn Tax-Exempt Bond Fund      0.25% on the value of the assets in the Fund

SANDS CAPITAL MANAGEMENT

Sands Capital Management, LLC ("Sands Capital Management"), located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, serves as investment sub-adviser to the Sands Capital Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2005, Sands Capital Management had approximately $19.3 billion in assets under management.

Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for all client portfolios, including funds as well as institutional and individual accounts. The entire Sands Capital investment team is focused only on this Large Cap Growth Equity strategy.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2005, the investment team managed or sub-advised 7 registered mutual funds with approximately $2.0 billion in total assets, and 1,284 separate accounts totaling $14.4 billion in assets. The investment team also managed 4 unregistered pooled vehicles with total assets of approximately $473 million. With respect to such accounts, 7 accounts, with assets of approximately $1.15 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, varying fee arrangements and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a fixed cash salary, an annual variable cash qualitative bonus, and a variable cash profit sharing plan distribution. Employees may receive a qualitative bonus based on an annual employee evaluation of individual performance, which is based on each employee's job responsibilities. The profit sharing plan is a discretionary vehicle funded based on annual levels of Sands Capital's profitability, where participating individuals receive distributions based on their seniority and overall impact on Sands Capital's profitability. All employees are also eligible to participate in a 401(K) plan.

Investment professionals, including portfolio managers, and other senior executives also are eligible to receive additional variable cash distributions based upon the net income of the firm. This true equity plan replaced the synthetic equity plan in place since the second quarter of 2001. In addition, investment professionals may also receive a variable cash investment results bonus. The investment results bonus is based upon one- and three-year components, calculated by reference to the relative performance of Sands Capital's institutional composite (before taxes) and the Russell 1000 Growth index over rolling one and three year periods.

Fund Ownership. As of September 30, 2005, Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.

Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

                                      REQUIRED                            ANNUAL    HIGHEST / LOWEST
                                       EXCESS                           ADJUSTMENT      POSSIBLE
        FUND            BENCHMARK   PERFORMANCE  BASE SUB-ADVISORY FEE     RATE     SUB-ADVISORY FEE
--------------------  ------------  -----------  ---------------------  ----------  ----------------
                                                 0.50% on the first
                                                 $100 million of
                                                 allocated assets, and
Sands Capital                                    0.45% on allocated
Select                Russell 1000               assets above $100
Growth Fund           Growth Index   +/- 2.50%   million                 +/- 0.15%    0.65% / 0.35%

AXA ROSENBERG INVESTMENT MANAGEMENT

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-adviser to the International Equity Fund. AXA Rosenberg, founded in the U.S. in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg. As of December 31, 2005, AXA Rosenberg had approximately $84.3 billion in assets under management. AXA Rosenberg did not serve as a sub-adviser (and did not receive any sub-advisory fees) at any time during the fiscal year ended September 30, 2005.

A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the International Equity Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

Other Accounts. As of September 30, 2005, Dr. Ricks was responsible for the day-to-day management of 13 investment companies with total assets of approximately $3.2 billion, 8 other pooled investment vehicles (including separate accounts and hedge funds) with total assets of approximately $935.6 million and 98 other accounts with total assets of approximately $12.7 billion. One other pooled investment vehicle (assets of $13.4 million) and 27 other accounts (assets of $4.7 billion) pay a performance-based advisory fee.

Conflicts. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation. AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with AXA Rosenberg and management and supervisory responsibilities are relevant to compensation decisions.

Fund Ownership. As of September 30, 2005, Dr. Ricks did not own any shares of the International Equity Fund. AXA Rosenberg was not a sub-adviser to the International Equity Fund during the fiscal year ended September 30, 2005.

For its services, AXA Rosenberg is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Equity Fund, as set forth below.

Fund                        Sub-Advisory Fee
-------------------------   ---------------------------------
International Equity Fund   0.50% on the first $200 million;
                            0.40% on assets above that amount

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administrator receives a fee from the Trust at an annual rate of 0.15% of average daily net assets up to $2 billion and 0.12% of average net assets over $2 billion. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party. Prior to March 1, 2006, CIMCO was the Trust's administrator.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed Integrated Fund Services, Inc. ("Integrated"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. Integrated is an affiliate of the Administrator by reason of common ownership. Integrated prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. SEI Investments Global Funds Services ("SIGFS"), Oaks Pennsylvania, 19456, also serves as a Trust sub-administrator. SIGFS provides accounting and pricing services to the Funds. The sub-administration fees for Integrated and SIGFS are paid by the Administrator.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Constellation Turner Funds paid the following administrative fees (net of waivers):

                                          ADMINISTRATIVE FEES PAID
                                       ------------------------------
FUND                                     2003       2004       2005
------------------------------------   --------   --------   --------
Clover Core Value Fund                 $ 64,152   $ 81,231   $143,187
Clover Small Cap Value Fund            $558,673   $715,165   $759,991
Clover Core Fixed Income Fund          $ 61,890   $ 52,489   $ 43,300
Chartwell Ultra Short Duration Fund    $804,711   $599,320   $518,013
Chartwell Short Duration Fund          $417,737   $299,547   $205,706
TIP Healthcare & Biotechnology Fund    $ 16,824   $ 33,931   $ 62,834
Small Cap Value Opportunities Fund     $  2,513   $ 25,070   $ 43,413
Strategic Value and High Income Fund   $    158   $  5,047   $  1,310

For the fiscal years ended October 31, 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid the following administrative fees (net of waivers):

                                       ADMINISTRATIVE FEES PAID
                                   ------------------------------
FUND                                 2003       2004       2005
--------------------------------   --------   --------   --------
Pitcairn Diversified Value Fund    $100,391   $125,921   $238,877
Pitcairn Select Value Fund         $ 70,000   $ 67,439   $ 94,767
Pitcairn Diversified Growth Fund   $ 70,882   $ 86,082   $165,437
Pitcairn Small Cap Fund            $ 70,000   $ 77,532   $141,583
Pitcairn Family Heritage(R) Fund   $ 70,000   $ 71,391   $120,679
Pitcairn Taxable Bond Fund         $ 70,000   $ 63,122   $ 70,904
Pitcairn Tax-Exempt Bond Fund      $ 91,677   $ 94,703   $169,570
Sands Capital Select Growth Fund   $ 70,000   $ 76,571   $231,147
International Equity Fund          $ 80,000   $ 89,102   $174,355

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following administrative fees (net of waivers):

                                    ADMINISTRATIVE FEES PAID
                                    ------------------------
FUND                                 2003    2004      2005
---------------------------------   -----   ------   -------
HLAM Large Cap Quality Stock Fund    $  0   $5,000   $19,370
TIP Mid Cap Fund (1)                  N/A      N/A   $   508

(1) The predecessor CIP Mid Cap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The HLAM Large Cap Quality Stock Fund, Pitcairn Diversified Value Fund, Pitcairn Select Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage (R) Fund, Pitcairn Taxable Bond Fund, Pitcairn Tax-Exempt Bond Fund, Sands Capital Select Growth Fund, TIP Healthcare & Biotechnology Fund, TIP Mid Cap Fund, Small Cap Value Opportunities Fund, International Equity Fund, and Strategic Value and High Income Fund, have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor may receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or (ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor may receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, Funds are authorized to pay shareholder service fees, but not distribution fees, under the Class II Plan.

For the fiscal year ended September 30, 2005, the Funds paid the following in Distribution and Shareholder Servicing fees:

                                                          2005
                                         ------------------------------------
                                         DISTRIBUTION   SHAREHOLDER SERVICING
FUND                                       FEES PAID          FEES PAID
------------------------------------     ------------   ---------------------
Clover Core Value Fund                         $0              $      0
Clover Small Cap Value Fund                    $0              $      0
Clover Core Fixed Income Fund                  $0              $      0
Chartwell Ultra Short Duration Fund            $0              $  6,358
Chartwell Short Duration Fund                  $0              $ 13,812
HLAM Large Cap Quality Stock Fund*             $0              $ 32,926
Pitcairn Diversified Value Fund                $0              $406,212
Pitcairn Select Value Fund                     $0              $161,154
Pitcairn Diversified Growth Fund               $0              $281,336
Pitcairn Small Cap Fund                        $0              $240,774
Pitcairn Family Heritage(R) Fund               $0              $205,218
Pitcairn Taxable Bond Fund                     $0              $120,566
Pitcairn Tax-Exempt Bond Fund                  $0              $288,348
Sands Capital Select Growth Fund               $0              $250,685
TIP Mid Cap Fund*                              $0              $      0
TIP Healthcare & Biotechnology Fund            $0              $106,883
International Equity Fund                      $0              $296,490
Small Cap Value Opportunities Fund             $0              $ 73,899
Strategic Value and High Income Fund           $0              $      0

----------
*     For the period January 1, 2005 through September 30, 2005

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), are referred to as "Independent Trustees." All funds managed by Touchstone Advisors are part of the "Touchstone Fund Complex." A list of the Trusts in the Touchstone Fund Complex is contained in a footnote to the following table.

INTERESTED TRUSTEES(1):

                                                                                            NUMBER
                                 TERM OF                                                    OF FUNDS
                                 OFFICE                                                     OVERSEEN
                                 AND                                                        IN THE
NAME               POSITION      LENGTH                                                     TOUCHSTONE    OTHER
ADDRESS            HELD WITH     OF TIME                                                    FUND          DIRECTORSHIPS
AGE                TRUST         SERVED(2)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   COMPLEX(3)    HELD(4)
----------------   -----------   ----------   -------------------------------------------   -----------   -----------------
Jill T. McGruder   Trustee and   Until she    Senior Vice President of The Western and       54           Director of
Touchstone         President     resigns or   Southern Life Insurance Company. President                  LaRosa's (a
Advisors, Inc                    is removed   and a director of IFS Financial Services,                   restaurant chain)
303 Broadway                                  Inc. (a holding company). She is a director
Cincinnati, OH                   Trustee      of Capital Analysts Incorporated (an
Age: 50                          since 2006   investment advisor and broker-dealer),
                                              Integrated Fund Services, Inc. (the Trust's
                                              sub-administrator), IFS Fund Distributors,
                                              Inc. (a broker-dealer), Touchstone
                                              Advisors, Inc. (the Trust's investment
                                              advisor) and Touchstone Securities, Inc.
                                              (the Trust's distributor). She is also
                                              President and a director of IFS Agency
                                              Services, Inc. (an insurance agency), W&S
                                              Financial Group Distributors, Inc. (an
                                              annuity distributor) and IFS Systems, Inc.
                                              She is Senior Vice President and a director
                                              of Fort Washington Brokerage Services, Inc.
                                              (a broker-dealer). She is President and
                                              Chief Executive Officer of Integrity Life
                                              Insurance Company and National Integrity
                                              Life Insurance Company. She is President of
                                              Touchstone Tax-Free Trust, Touchstone
                                              Investment Trust, Touchstone Variable
                                              Series Trust, Touchstone Strategic Trust
                                              and Constellation Institutional Portfolios.
                                              She was President of Touchstone Advisors,
                                              Inc., and Touchstone Securities, Inc. until
                                              2004.

INTERESTED TRUSTEES

                                                                                                NUMBER
                                     TERM OF                                                    OF FUNDS
                                     OFFICE                                                     OVERSEEN
                                     AND                                                        IN THE
NAME                     POSITION    LENGTH                                                     TOUCHSTONE   OTHER
ADDRESS                  HELD WITH   OF TIME                                                    FUND         DIRECTORSHIPS
AGE                      TRUST       SERVED(2)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   COMPLEX(3)   HELD(4)
----------------------   ---------   ----------   -------------------------------------------   ----------   -----------------
Phillip R. Cox           Trustee     Until he     President and Chief Executive Officer of      54           Director of the
105 East Fourth Street               resigns or   Cox Financial Corp. (a financial services                  Federal Reserve
Cincinnati, OH                       is removed   company).                                                  Bank of Cleveland
Age: 58                                                                                                      and Cinergy
                                     Trustee                                                                 Corporation (a
                                     since 2006                                                              utility company);
                                                                                                             Chairman of The
                                                                                                             Cincinnati Bell
                                                                                                             Telephone Company
                                                                                                             LLC; Director of
                                                                                                             The Timken
                                                                                                             Company (a
                                                                                                             manufacturer of
                                                                                                             bearings, alloy
                                                                                                             steels and
                                                                                                             related products
                                                                                                             and services);
                                                                                                             Director of
                                                                                                             Diebold,
                                                                                                             Incorporated (a
                                                                                                             provider of
                                                                                                             integrated
                                                                                                             self-service
                                                                                                             delivery and
                                                                                                             security
                                                                                                             systems).

Donald C. Siekmann       Trustee     Until he     Executive for Duro Bag Manufacturing Co. (a   54           Trustee of Jewish
c/o Touchstone                       resigns or   bag manufacturer); President of Shor                       Hospital; Greater
Advisors, Inc.                       is removed   Foundation for Epilepsy Research (a                        Cincinnati Arts
303 Broadway                                      charitable foundation); Trustee of                         & Education
Cincinnati, OH                       Trustee      Riverfront Funds (mutual funds) from 1999 -                Center and
Age: 67                              since 2006   2004.                                                      Cincinnati Arts
                                                                                                             Association

Robert E. Stautberg      Trustee     Until  he    Retired Partner of KPMG LLP (a certified      54           Trustee of
c/o Touchstone                       resigns or   public accounting firm). He is Vice                        Tri-Health
Advisors, Inc.                       is removed   President of St. Xavier High School.                       Physician
303 Broadway                                                                                                 Enterprise
Cincinnati, OH                       Trustee                                                                 Corporation.
Age: 71                              since 2006

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the Advisor and Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

(4)   Each Trustee is also a Trustee of the Trusts in the Touchstone Fund
      Complex.

PRINCIPAL OFFICERS:

                                                                                               NUMBER
                                       TERM OF                                                 OF FUNDS
                                       OFFICE                                                  OVERSEEN
                                       AND                                                     IN THE
NAME                   POSITION        LENGTH                                                  TOUCHSTONE        OTHER
ADDRESS                HELD WITH       OF TIME            PRINCIPAL OCCUPATION(S)              FUND              DIRECTORSHIPS
AGE                    TRUST(1)        SERVED             DURING PAST 5 YEARS                  COMPLEX(2)        HELD
------------------     ------------    ----------------   ----------------------------------   ---------------   --------------
Jill T. McGruder       President       Until              See biography above.                 54                See biography
Touchstone             and Trustee     resignation,                                                              above.
Advisors, Inc.                         removal or
303 Broadway                           disqualification
Cincinnati, OH
Age: 50                                President
                                       since
                                       2006

Brian E. Hirsch        Vice            Until              Vice President-Compliance of IFS     54                None
Touchstone             President and   resignation,       Financial Services, Inc., Director
Advisors, Inc.         Chief           removal or         of Compliance of Fort Washington
303 Broadway           Compliance      disqualification   Brokerage Services, Inc.; Chief
Cincinnati, OH         Officer                            Compliance Officer of Puglisi &
Age: 48                                Vice               Co. from 2001 until 2002; Vice
                                       President          President - Compliance of Palisade
                                       since 2006         Capital Management LLC (an
                                                          investment advisor) from 1997
                                                          until 2000.

James H. Grifo         Vice            Until              President of Touchstone              54                None
Touchstone             President       resignation,       Securities, Inc. and Touchstone
Securities, Inc.                       removal or         Advisors, Inc.; Managing Director,
303 Broadway                           disqualification   Deutsche Asset Management until
Cincinnati, OH                                            2001.
Age: 54                                Vice
                                       President
                                       since 2006

William A. Dent        Vice            Until              Senior Vice President of             54                None
Touchstone             President       resignation,       Touchstone Advisors, Inc.;
Advisors, Inc.                         removal or         Marketing Director of Promontory
303 Broadway                           disqualification   Interfinancial Network from
Cincinnati, OH                                            2002-2003; Senior Vice President
Age: 42                                Vice               of McDonald Investments from 1998
                                       President          - 2001;
                                       since 2006

Terrie A. Wiedenheft   Controller      Until              Senior Vice President, Chief         54                None
Touchstone             and             resignation,       Financial Officer and Treasurer of
Advisors, Inc.         Treasurer       removal or         Integrated Fund Services, Inc.,
303 Broadway                           disqualification   IFS Fund Distributors, Inc. and
Cincinnati, OH                                            Fort Washington Brokerage
Age: 43                                Controller         Services, Inc. She is Chief
                                       and                Financial Officer of IFS Financial
                                       Treasurer          Services, Inc., Touchstone
                                       since 2006         Advisors, Inc. and Touchstone
                                                          Securities, Inc. and Assistant
                                                          Treasurer of Fort Washington
                                                          Investment Advisors, Inc.

(1) Each officer also holds the same office with Constellation Institutional Portfolios, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Constellation Institutional Portfolios, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust and 15 variable annuity series of Touchstone Variable Series Trust.

SECURITIES OWNED BY TRUSTEES. As of December 31, 2005 none of the current Trustees held any shares of the Funds, or an affiliate of the Funds. As of December 31, 2005, none of the current Trustees held shares of the Advisor, Touchstone Securities, Inc. (the Distributor) or any of their affiliates.

COMPENSATION OF THE INDEPENDENT TRUSTEES. The Board holds regular quarterly meetings each year, and the Independent Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust pays the fees for the Independent Trustees. The Trust does not compensate the Trustees who are officers or employees of the Advisor or its affiliates. The Independent Trustees receive an annual retainer of $22,000 payable quarterly. In addition, Independent Trustees receive $2,500 for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken, $1,500 for telephone meetings where no vote is taken and $1,200 for Independent Trustee meetings not in connection with regularly scheduled board meetings. The Trustees are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. Compensation of officers and interested Trustees of the Trust is paid by the Advisor. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2005, there were four regular meetings and three special meetings of the Board of Trustees. The current Trustees were not Trustees of the Trust during the fiscal year ended September 30, 2005. The following table shows the compensation paid to the Board of Trustees who served during the fiscal year ended September 30, 2005:

                                                         TOTAL COMPENSATION FROM
                     AGGREGATE COMPENSATION FROM THE    THE CONSTELLATION FAMILY(2)
                     TRUST FOR THE FISCAL YEAR ENDED   FOR THE FISCAL YEAR ENDED
NAME                       SEPTEMBER 30, 2005              SEPTEMBER 30, 2005
------------------   -------------------------------   ----------------------------
John Grady                       $     0                          $     0
Ronald Filante (1)               $44,000                          $52,250
Alfred Salvato(1)                $47,000                          $55,250
Janet Sansone(1)                 $44,750                          $53,000

(1)   Member of the Audit Committee.

(2) The Constellation Family consists of the Trust and Constellation Institutional Portfolios.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

The Audit Committee is comprised of each of the Independent Trustees. The Independent Trustees receive a fee of $1,500 per audit committee meeting attended, and the chairperson of the Audit Committee receives an annual retainer of $2,000 plus an additional $1,000 per meeting of the Audit Committee. The Audit Committee met twice during the most recently ended fiscal year, and all of the members of the Audit Committee were present for each meeting.

The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Trustee that serves on the Fair Value Pricing Committee receives a fee of $250 per meeting. The Fair Value Pricing Committee met six times during the most recently ended fiscal year.

The Trust has a Nominating Committee that recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. The Nominating Committee is currently comprised of each of the Independent Trustees. The Nominating Committee held no meetings during the Trust's fiscal year ended September 30, 2005. The Independent Trustees receive a fee of $1,000 per Nominating Committee meeting attended, and the chairperson of the Nominating Committee receives an annual retainer of $1,000 plus an additional $500 per meeting of the Nominating Committee. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to the Chairman of the Nominating Committee, c/o Constellation Funds, 303 Broadway, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219520, Kansas City, Missouri 64105-9520, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, CIMCO, Turner, Clover Capital, Chartwell, HLAM, Pitcairn, Sands Capital Management, AXA Rosenberg, Diamond Hill, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed underthese rules will be added to your tax basis in the new shares you buy.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2005, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

Fund                                  Amount of Capital Loss Carryforwards
-----------------------------------   ------------------------------------
Chartwell Ultra Short Duration Fund                 $ 6,706
Chartwell Short Duration Fund                       $ 2,090
Pitcairn Diversified Growth Fund                    $71,911
Pitcairn Family Heritage(R) Fund                    $14,860
Pitcairn Taxable Bond Fund                          $   473
Sands Capital Select Growth Fund                    $26,131
International Equity Fund                           $24,106

The Constellation Pitcairn Tax-Exempt Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax.

If the Constellation Pitcairn Tax-Exempt Bond Fund purchases a municipal obligation at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the taxable portion of the Constellation Pitcairn Tax-Exempt Bond Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

It may not be advantageous from a tax perspective for shareholders in the Constellation Pitcairn Tax-Exempt Bond Fund to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

Because the Constellation Pitcairn Tax-Exempt Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Internal Revenue Code), the interest on which is not federally tax-exempt to person who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Constellation Pitcairn Tax-Exempt Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculation a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Constellation Pitcairn Tax-Exempt Bond Fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any mutual fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interests dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purposed of purchasing or carrying particular assets, the purchase of shares of the Constellation Pitcairn Tax-Exempt Bond Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Adviser are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Adviser generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Adviser seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Adviser under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Adviser, a Fund or other accounts managed by the Advisor and the Sub-Adviser will be benefited by supplemental research services, the Advisor and the Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Adviser will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Adviser directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Adviser nor any Sub-Adviser may consider the sale of Fund shares in selecting among executing broker-dealers.

For the fiscal years ended September 30, 2004 and 2005 the Constellation Turner Funds' and Constellation Clover Funds' portfolio turnover rates were as follows:

                                                       PORTFOLIO TURNOVER RATE
                                                       -----------------------
FUND                                                        2004   2005
----------------------------------------------------        ----   ----
Clover Core Value Fund                                        55%    75%
Clover Small Cap Value Fund                                   61%    78%
Clover Core Fixed Income Fund                                 45%    70%
Chartwell Ultra Short Duration Fund - Class I Shares          44%    68%
Chartwell Short Duration Fund -  Class I Shares               84%    46%
TIP Healthcare & Biotechnology Fund                          163%   169%
Small Cap Value Opportunities Fund                           272%   193%
Strategic Value and High Income Fund                         411%   130%

The difference in portfolio turnover rates for the Strategic Value and High Income Fund and Small Cap Value Opportunities Fund reflects the reaction of CIMCO and Turner, respectively, to changing market conditions.

For the fiscal period ended September 30, 2004 and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds' portfolio turnover rates were as follows:

                                                         PORTFOLIO TURNOVER RATE
                                                         -----------------------
FUND                                                           2004   2005
------------------------------------------------------         ----   ----
Pitcairn Diversified Value Fund                                 75%    64%
Pitcairn Select Value Fund                                     111%    94%
Pitcairn Diversified Growth Fund                                53%    56%
Pitcairn Small Cap Fund                                         72%   100%
Pitcairn Family Heritage(R) Fund                                19%    25%
Pitcairn Taxable Bond Fund                                      26%    37%
Pitcairn Tax-Exempt Bond Fund                                   25%    38%
Sands Capital Select Growth Fund - Class I Shares               11%    24%
Sands Capital Select Growth Fund - Class II Shares              11%    24%
International Equity Fund                                       62%    53%

For the fiscal year ended December 31, 2004 and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock and TIP Mid Cap Funds' portfolio turnover rates were as follows:

                                                         PORTFOLIO TURNOVER RATE
                                                         -----------------------
FUND                                                           2004   2005
------------------------------------------------------         ----   ----
HLAM Large Cap Quality Stock Fund                                7%    37%
TIP Mid Cap Fund                                               193%   120%

The brokerage commissions paid by the Constellation Turner Funds for the fiscal years ended September 30, 2003, 2004 and 2005 were as follows:

                                              TOTAL DOLLAR AMOUNT OF BROKERAGE
                                                      COMMISSIONS PAID
                                            ------------------------------------
FUND                                           2003         2004         2005
-----------------------------------------   ----------   ----------   ----------
Clover Core Value Fund                      $  160,169   $  117,675   $  295,116
Clover Small Cap Value Fund                 $2,094,032   $1,961,262   $2,219,631
Clover Core Fixed Income Fund               $       --          N/A          N/A
Chartwell Ultra Short Duration Fund         $       --          N/A   $    1,386
Chartwell Short Duration Fund               $       --   $    3,593   $   11,096
Small Cap Value Opportunities Fund          $   35,607   $  223,750   $  228,760
TIP Healthcare & Biotechnology Fund         $   77,375   $  117,838   $  163,087
Strategic Value and High Income Fund        $       --          N/A          N/A

For the fiscal year ended October 31, 2003, the fiscal period ended September 30, 2004, and the fiscal year ended September 30, 2005, the Constellation Pitcairn Funds paid the following brokerage commissions:

                                                      TOTAL DOLLAR AMOUNT OF
                                                    BROKERAGE COMMISSIONS PAID
                                                  ------------------------------
FUND                                                2003       2004       2005
-----------------------------------------------   --------   --------   --------
Pitcairn Diversified Value Fund                   $292,000   $379,784   $299,336
Pitcairn Select Value Fund                        $196,000   $240,516   $186,317
Pitcairn Diversified Growth Fund                  $194,000   $196,026   $181,519
Pitcairn Small Cap Fund                           $449,000   $411,129   $523,020
Pitcairn Family Heritage(R) Fund                  $ 42,000   $ 65,147   $ 80,549
Pitcairn Taxable Bond Fund                             N/A        N/A        N/A
Pitcairn Tax-Exempt Bond Fund                          N/A        N/A        N/A
Sands Capital Select Growth Fund                  $ 21,000   $ 40,139   $ 94,977
International Equity Fund                         $300,000   $277,853   $228,635

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following brokerage commissions:

                                                      TOTAL AMOUNT OF BROKERAGE
                                                          COMMISSIONS PAID
                                                     ---------------------------
FUND                                                   2003      2004      2005
--------------------------------------------------   -------   -------   -------
HLAM Large Cap Quality Stock Fund                    $23,250   $20,000   $13,437
TIP Mid Cap Fund                                     $ 1,684   $ 2,164   $ 1,389

The brokerage commissions paid by the Constellation Turner Funds to the Distributor for the fiscal years ended September 30, 2003, 2004 and 2005, and the commissions paid by each other Fund for the fiscal period ended September 30, 2004 and the fiscal year ended September 30, 2005, were as follows:

                                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                             COMMISSIONS PAID TO THE DISTRIBUTOR
                                             -----------------------------------
FUND                                                2003       2004    2005
------------------------------------------        --------   -------   ----
Clover Core Value Fund                                 N/A       N/A    N/A
Clover Small Cap Value Fund                            N/A       N/A    N/A

                                               TOTAL DOLLAR AMOUNT OF BROKERAGE
                                             COMMISSIONS PAID TO THE DISTRIBUTOR
                                             -----------------------------------
FUND                                                2003       2004    2005
------------------------------------------        --------   -------   ----
Clover Core Fixed Income Fund                          N/A       N/A    N/A
Chartwell Ultra Short Duration Fund                    N/A       N/A    N/A
Chartwell Short Duration Fund                          N/A       N/A    N/A
Pitcairn Diversified Value Fund                   $292,000       N/A    N/A
Pitcairn Select Value Fund                        $196,000       N/A    N/A
Pitcairn Diversified Growth Fund                  $194,000       N/A    N/A
Pitcairn Small Cap Fund                           $449,000       N/A    N/A
Pitcairn Family Heritage(R) Fund                  $ 42,000       N/A    N/A
Pitcairn Taxable Bond Fund                             N/A       N/A    N/A
Pitcairn Tax-Exempt Bond Fund                          N/A       N/A    N/A
Sands Capital Select Growth Fund                  $ 22,896       N/A    N/A
Small Cap Value Opportunities Fund                $ 22,229   $46,418    N/A
TIP Healthcare & Biotechnology Fund               $ 41,709   $18,248    N/A
International Equity Fund                         $266,615       N/A    N/A
Strategic Value and High Income Fund                   N/A       N/A    N/A

For the fiscal years ended December 31, 2003 and 2004, and the fiscal period ended September 30, 2005, the HLAM Large Cap Quality Stock Fund and TIP Mid Cap Fund paid the following brokerage commissions to the Distributor:

                                              TOTAL DOLLAR AMOUNT OF BROKERAGE
                                             COMMISSIONS PAID TO THE DISTRIBUTOR
                                             -----------------------------------
FUND                                                 2003    2004   2005
------------------------------------------          ------   ----   ----
HLAM Large Cap Quality Stock Fund                   $2,246   $  0    N/A
TIP Mid Cap Fund                                    $  904   $386    N/A

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2005 were as follows:

                                                                         TOTAL AMOUNT OF
                                                                            SECURITIES
FUND                                        NAME OF BROKER/DEALER          HELD BY FUND    TYPE OF SECURITY
----------------------------------   ---------------------------------   ---------------   ----------------
Clover Core Value Fund               Merrill Lynch, Inc.                    $3,068,000     Equity
                                     Lehman Brothers, Inc.                  $2,943,000     Equity
                                     Goldman Sachs                          $2,480,000     Equity
                                     Federated Investments                  $2,429,000     Equity

Clover Small Cap Value Fund          Jefferies & Co., Inc.                  $1,960,000     Equity
                                     A.G. Edwards Inc.                      $1,453,000     Equity

                                     Investment Technology Group, Inc.      $1,368,000     Equity

HLAM Large Cap Quality Stock Fund    Morgan Stanley Dean Witter, Inc.       $  354,000     Equity

HLAM Large Cap Quality Stock Fund    J.P. Morgan Chase Bank                 $  167,000     Equity

Pitcairn Diversified Value Fund      Citicorp Financial Services Corp.      $7,816,000     Equity
                                     Wells Fargo Co.                        $7,047,000     Equity
                                     Bear, Stearns & Co.                    $6,532,000     Equity
                                     Bank of New York                       $4,695,000     Equity
                                     Washington Mutual, Inc.                $1,539,000     Equity

Pitcairn Diversified Growth Fund     Bear, Stearns & Co.                    $1,874,000     Equity

Pitcairn Small Cap Fund              Jefferies & Co., Inc.                  $1,206,000     Equity

Pitcairn Family Heritage(R) Fund     Commerce Bancshares                    $2,312,000     Equity

Pitcairn Taxable Bond Fund           Merrill Lynch, Inc.                    $  736,000     Debt

                                     Lehman Brothers, Inc.                  $1,382,000     Debt

Small Cap Value Opportunities Fund   Marketaxess Holdings, Inc.             $  864,000     Equity

International Equity Fund            Duetsche Boerse AG                     $  429,000     Equity

                                     Unicredito Italiano                    $  384,000     Equity

TIP Mid Cap Fund                     Refco Inc.                             $   10,000     Equity

PORTFOLIO HOLDINGS

The Board of Trustees has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. In addition to the permitted disclosures described below, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Each Fund will make available on a monthly basis to all shareholders and other interested parties, including rating agencies and pension plan sponsors and/or their consultants, information regarding month-end holdings, performance and related characteristics ("Fund Information"). This information is generally available within 10 days after month-end, and may be requested by calling the Funds at 1-866-242-5742 or writing the Funds at P.O. Box 219520, Kansas City, Missouri 64105-9520. No shareholder or other interested party shall be permitted to gain access to Fund Information in advance of other parties nor shall access to such information be provided on an inequitable basis to any person or party.

The Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of Fund Information at differing times and with different lag times in instances where the Funds have legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust anticipates that such recipients could include, but not be limited to, rating agencies and pension plan sponsors and/or their consultants. Whenever disclosure of Fund Information involves a conflict of interest between the interests of shareholders, on the one hand, and the Advisor, a Sub-Adviser, the Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. In no event shall the Advisor, a Sub-Adviser, the Distributor or any affiliated person of the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings. The Board of Trustees will be informed of (i) any exceptions granted that were not previously approved by the Board, (ii) any issues arising relating to the portfolio holdings policies, and (iii) any material changes to the portfolio holdings policies, at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.

Currently, the Funds have obtained confidentiality agreements from and have arrangements to provide additional disclosure of Fund Information to Vestek and Factset Research Systems Inc., which provide portfolio attribution services for the Advisor. In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Sub-Administrators and Transfer Agent, may receive portfolio holdings information in connection with their services to the Funds. Each service provider is required to keep such information confidential.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to its Sub-Adviser(s). Generally, the Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-866-242-5743 or by writing to the Trust at Constellation Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 9, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
Clover Small Cap Value Fund                         Charles Schwab & Co. Inc.                        34.10%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

                                                    Saxon and Co.                                    12.47%
                                                    FBO 40-40-090-9999464
                                                    Omnibus
                                                    P.O. Box 7780-1888
                                                    Philadelphia, PA 19182-0001

                                                    National Financial Services Corp                 10.45%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

Clover Small Cap Value Fund                         UMB Bank NA                                       8.20%
                                                    Cadence Design Systems Inc.
                                                    401(k) Trust Plan
                                                    U/A 08.01.1997
                                                    P.O. Box 419784 Attn: 5500 Team
                                                    Kansas City, MO 64141-6784

Clover Core Value Fund                              National Financial Services Corp                 21.74%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

                                                    Bill and Melinda Gates Foundation                13.59%
                                                    William H. Gates III TR
                                                    U/A 12/29/1994
                                                    2365 Carillon Pt.
                                                    Kirkland, WA 98033

                                                    Charles Schwab & Co. Inc.                         7.88%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

Clover Core Fixed Income Fund                       Charles Schwab & Co. Inc.                        33.58%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
                                                    National Financial Services Corp                 15.50%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

Chartwell Ultra Short Duration Fixed Income Fund    Charles Schwab & Co.                             80.00%
- Class I                                           101 Montgomery St
                                                    San Francisco, CA 94101-4122

                                                    National Financial Services Corp                  8.62%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

Chartwell Short Duration Fixed Income Fund -        Charles Schwab & Co.                             94.16%
Class I                                             101 Montgomery St
                                                    San Francisco, CA 94101-4122

Pitcairn Diversified Value Fund                     Pitcairn Trust Company                           68.57%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           24.67%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                            5.26%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Select Value Fund                          Pitcairn Trust Company                           63.67%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           21.41%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
                                                    Pitcairn Trust Company                           14.26%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Diversified Growth Fund                    Pitcairn Trust Company                           71.66%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           22.93%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           5.38%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Small Cap Fund                             Pitcairn Trust Company                           64.23%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           28.78%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                            6.10%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Family Heritage(R) Fund                    Pitcairn Trust Company                           64.00%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           23.22%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
                                                    Pitcairn Trust Company                           11.14%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Taxable Bond Fund                          Pitcairn Trust Company                           61.68%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           13.53%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           16.91%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Pitcairn Taxable Bond Fund                          SEI Private Trust Co.                             7.88%
                                                    c/o M&T Bank ID 337
                                                    Attn: Mutual Funds Administrator
                                                    One Freedom Valley Drive
                                                    Oaks, PA 19456

Pitcairn Tax-Exempt Bond Fund                       Pitcairn Trust Company                           75.60%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           22.77%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

Sands Capital Select Growth Fund - Class II         Pitcairn Trust Company                           16.60%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Charles Schwab & Co. Inc.                        28.14%
                                                    Special Custody Account For the Benefit
                                                    of Customers
                                                    Attn: Mutual Funds
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
                                                    Citigroup Global Markets Inc.                    24.40%
                                                    FBO 00109801250
                                                    333 West 34th Street, 3rd Floor
                                                    New York, NY 10001

                                                    Prudential Investment Mgt Svc Cust                5.11%
                                                    FBO Mutual Fund Clients
                                                    Attn: Pruchoice Unit
                                                    Gateway Ctr 3
                                                    100 Mulberry Street, Floor 11
                                                    Newark, NJ 07102

Sands Capital Select Growth Fund - Class I Shares   Charles Schwab & Co. Inc.                        29.46%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

                                                    The Vanguard Fiduciary Trust Company             37.47%
                                                    Attn: Outside Funds
                                                    PO Box 2600 VM 613
                                                    Valley Forge, PA 19482

Sands Capital Select Growth Fund - Class I Shares   National Financial Services Corp                 14.99%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

                                                    Saxon and Co                                      5.16%
                                                    FBO 40-40-090-9999464
                                                    PO Box 7780-1888
                                                    Philadelphia, PA 19182

TIP Mid Cap Fund                                    Thomas J Dibella and Lucille M Dibella
                                                    JTWROS                                           23.38%
                                                    1 Jeff Ln
                                                    Canton, CT 06019-2617

                                                    Edward William Gold and Ellen
                                                    Kronman Gold JTWROS                              16.81%
                                                    7 Hill Chase CT
                                                    Pikesville, MD 21208-6306

                                                    Kenneth W Gainey and Charise M
                                                    Gainey JTWROS                                    16.37%
                                                    160 Farmcliff Dr
                                                    Glastonbury, CT 06033-4183

                                                    Ronald A Clarke and Martha R Clarke JTWROS       15.64%
                                                    477 Simsbury Rd
                                                    Bloomfield, CT 06002-2246

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
                                                    Peter James Moran III & Joan Larson
                                                    Moran JTWROS                                     13.33%
                                                    180 Country Ln.
                                                    Phoenixville, PA 19460

                                                    SEI Private Trust Company Cust                    6.99%
                                                    SEP IRA A/C Steven L. Gold
                                                    43 Druce St
                                                    Brookline MA 02445-5831

Small Cap Value Opportunities Fund                  Charles Schwab & Co. Inc.                        60.06%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

                                                    National Financial Services Corp                 17.42%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

TIP Healthcare & Biotechnology Fund                 Charles Schwab & Co. Inc.                        56.95%
                                                    Attn Mutual Funds / Team S
                                                    4500 Cherry Creek Dr. S. Fl. 3
                                                    Denver, CO 80209

                                                    National Financial Services Corp                 17.39%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty Street
                                                    One World Financial Center
                                                    New York, NY 10281

                                                    National Investor Services                        5.73%
                                                    FBO 097-50000-19
                                                    55 Water Street, 32nd Floor
                                                    New York, NY 10041

International Equity Fund                           Pitcairn Trust Company                           68.36%
                                                    Cash/Cash Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                           21.99%
                                                    Cash/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    Pitcairn Trust Company                            9.58%
                                                    Reinvest/Reinvest Capital Gains
                                                    One Pitcairn Place Ste. 3000
                                                    165 Township Line Rd.
                                                    Jenkintown, PA 19046-3531

                                                    NAME AND ADDRESS                             PERCENTAGE OF
FUND                                                OF BENEFICIAL OWNER                          FUND'S SHARES
-------------------------------------------------   ------------------------------------------   -------------
Strategic Value and High Income Fund                Muriel J. & Peter J. Moran TR                    45.12%
                                                    U/A/ Dtd 2/12/1998
                                                    Peter J. Moran Family Trust
                                                    FBO N. Sharkey K. Borges, P. Moran III
                                                    180 Country Ln
                                                    Phoenixville, PA 19460-1703

                                                    National Financial Services Corp                 14.86%
                                                    For the Exclusive Benefit of Our Customers
                                                    200 Liberty St.
                                                    One World Financial Center
                                                    New York, NY 10281-1003

                                                    National Investor Services                       11.86%
                                                    FBO 097-50000-3299
                                                    55 Water Street, 32nd Floor
                                                    New York, NY 10041-3299

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, KPMG LLP, audits the Trust's annual financial statements. KPMG LLP is located at 1601 Market Street, Philadelphia, PA 19103, and serves as independent registered public accounting firm to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended September 30, 2005, including the Report of KPMG LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Funds at 1-866-242-5743 or by writing to Constellation Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated `A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated `BB', `B', `CCC', `CC', and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rate `B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The `B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC The rating `CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC' rating.

C The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated `CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated `D' when the issue is in payment default, or the obligor has filed for bankruptcy. The `D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

      Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations
      and Technology Administration
      c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2005

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

CLOVER CAPITAL MANAGEMENT, INC.

1. PROXY VOTING POLICIES

      Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE

      Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

      Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Clover Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

      Clover Capital will favor the annual election of directors.

      Clover Capital will oppose the re-incorporation of domestic companies into other nations.

      Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

      Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement. These policies and procedures and any amendments;

      Each proxy statement that Clover Capital Management, Inc. receives;

      A record of each vote that Clover Capital Management, Inc. casts;

      Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how Clover Capital Management, Inc. voted such client's proxies, and a copy of any written response.

J.J.B. HILLIARD, W.L. LYONS, INC.
PROXY VOTING GUIDELINES AUGUST 1, 2003

Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

      The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

MANAGEMENT'S PROPOSALS:

      To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1. Standard Proposals

      Hilliard Lyons tends to support management's proposals to:

            a. Elect the board of directors (uncontested election);

            b. Select outside auditors;

            c. Set the annual meeting date and location;

            d. Establish dividend reinvestment plans;

            e. Indemnify directors, officers and employees; and

            f. Change the corporate name.

The following management proposals are voted on a case-by-case basis:

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

a. Eliminate preemptive rights or dual classes of stock;

b. Provide cumulative voting for directors; and

c. Change size of board.

2. Capitalization Proposals

            Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:

            a. Increases in authorized common shares (within prescribed limitations);

            b. Issuance of or increase in authorized preferred shares;

            c. Adjustment of par value;

            d. Flexible schedules of preferred dividends;

            e. Repurchase requests; and

            f. Stock splits or issuance of dividends.

3. Non-Salary Compensation Programs

            The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the option price is reasonable and the number of shares being authorized for issuance under the plan is less than 10% of the total outstanding stock. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

            Hilliard Lyons tends to favor plans that afford the following:

            a. Performance incentive;

            b. Stock options;

            c. Stock purchase; and

            d. Thrift/Profit sharing/Savings.

            Hilliard Lyons tends not to support plans that have:

            a. Excessive dilution of over 10%;

            b. Options awarded at deep discount to the market;

            c. Permissive policies on pyramiding;

            d. Restrictive stock plans that reward tenure; and

            e. Repricing options.

 4. Anti-Takeover Measures

            Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

            a. Fair pricing procedures;

            b. Supermajority rules;

            c. Board classification;

            d. Bars to written consent;

            e. Prohibit shareholder ability to call special meeting;

            f. Incumbent-entrenchment measures;

            g. Control share measures;

            h. Dual class capitalization (unequal voting rights);

            i. Proposal to change a company's state of incorporation; and

            j. State anti-takeover statutes.

      Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:

      Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

      As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1. Corporate Governance

      Hilliard Lyons' voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

            a. Rotate annual meeting site;

            b. Limit tenure of outside directors;

            c. Curb corporate philanthropy;

            d. Require position of Chairman and CEO to be held by different persons; or

            e. Restore preemptive rights.

      Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

            a. Disclose political\charitable contributions;

            b. Disclose executives' government ties;

            c. Board representation by some minority group; and

            d. Require directors to own stock.

2. Anti-Shark Repellent Measures

      Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS

      Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING

      Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST

Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY

The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

PITCAIRN INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES
JUNE 2003

I.  BACKGROUND

Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment adviser to the Pitcairn Funds pursuant to the Investment Advisory Agreement dated as of August 4, 2000 between the Pitcairn Funds and PIM (the "Advisory Agreement"). The Advisory Agreement provides that PIM will manage the investment operations and composition of assets of each fund, and have supervisory responsibility for funds whose assets are managed by sub-advisers. PIM votes proxies for securities held in funds for which it directly manages the assets, and PIM has delegated to each sub-adviser the power to vote proxies with respect to fund assets managed by the sub-adviser, in the best interest of such fund.

Pursuant to recent rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II. SUMMARY OF POLICIES AND PROCEDURES

      A. Duty to the Funds and the Shareholders; Delegation to Subadvisers

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates. When PIM has retained a subadviser to manage assets of a Fund, PIM delegates to the subadviser the authority to vote securities held in the portfolio managed by the subadviser, according to the subadviser's proxy voting policies and procedures as approved by the Funds' Board of Trustees.

      B. Administration

In response to these SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Pitcairn Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

      C. Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

      D. Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Proxy Committee of the Board of Pitcairn Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

      E. Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Proxy Committee of the Board of the Pitcairn Funds for the consent of the Proxy Committee. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III. ROLES OF PERSONNEL OF PIM

      A. THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM (as opposed to a sub-adviser), and that such votes are submitted in a timely manner. The Manager's duties include the following:

      Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;

      Identifying those non-routine matters where the Investment Management Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;

      Serving as the liaison between PIM and its third-party service providers, including the custodian for the funds and ISS, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;

      Coordinating with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with the securities lending procedures of the Pitcairn Funds;

      Coordinating efforts with the sub-advisers and third party service providers to enable the Pitcairn Funds to complete and file SEC Form N-PX in a timely manner;

      Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

      B. THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:

      Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;

      Identifying material conflicts of interest in accordance with Section
      II.E.

      Referring the proxy voting of a matter involving such a material conflict to the Proxy Committee of the Board of the Pitcairn Funds and preparing the submission described in Section II.E; and

      Maintaining appropriate documentation.

      C. The Proxy Committee of the Board of the Pitcairn Funds ("Proxy Committee")

The Proxy Committee is responsible for evaluating the material conflicts of interest presented to it by the CIO and either consenting to the recommendation made by the CIO, or directing the CIO how to cast the vote on the particular matter (which may include a determination to vote in accordance with the recommendation of ISS).

IV. DISCLOSURE OF VOTING RECORDS OF PIM

PIM will furnish to each of its advisory clients (currently the Pitcairn Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to ml6018@pitcairn.com, or by calling (215) 881-6018.

      RECORDKEEPING

            A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

            PIM's Proxy Voting Policy; and

        RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.

            B. Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

      1. Proxy statements received regarding matters it has voted on behalf of Fund clients;

      2.    Records of votes cast by PIM; and

      3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C. Records Pertaining to Sub-Adviser Proxy Policies

PIM will cause each sub-adviser and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain a copy of each subadviser's proxy voting policy, as amended from time to time.

      D. Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM.

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES
(AS AMENDED ON MAY 24, 2004)

      Sands Capital Management, Inc. (the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), and other applicable laws and regulations.

      1. GENERAL STATEMENT OF POLICY

      The Adviser considers the proxy vote to be an asset of the client portfolio holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement with the client.

      The Adviser seeks to discharge its fiduciary duty to clients for whom it has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of its clients. The Adviser evaluates all proxy proposals on an individual basis. Subject to its contractual obligations, there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.

      The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

      2. PROXY COMMITTEE; PROXY VOTING GUIDELINES

      The Adviser has established a Proxy Committee. The members of the Proxy Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

      The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Committee reports to the Adviser's Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

      The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Exhibit 1. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

      3.    PROXY VOTING PROCEDURE

      The Adviser establishes with respect to each client account whether the client retains the power to vote proxies or has delegated the responsibility for proxy voting to the Adviser. In every case where a client has delegated responsibility for voting proxies to the Adviser, the Adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the companies whose shares are being voted.

      Prior to a proxy voting deadline, the appropriate analyst of the Adviser will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. An analyst may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

      The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

      4.    CONFLICTS OF INTEREST

      The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

      Whenever an analyst determines that it is in a client's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the analyst shall present the matter to the Proxy Committee, which shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

            A.    Identifying Conflicts of Interest

      For purposes of identifying conflicts under these procedures, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the Proxy Committee.

      The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

            1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

            2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Committee members, senior management, as applicable) are required to disclose to the Proxy Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

            3. Contact with Proxy Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

            B.    Determining Whether a Conflict is Material

      In the event that the Proxy Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

            C.    Voting Proxies Involving a Material Conflict

      In the event that the Proxy Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

      The Adviser may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.*

      The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Committee.

      5.    DISCLOSURE

      In accordance with the Advisers Act and ERISA, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

      6.    RECORD RETENTION

      The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required. For client portfolios subject to ERISA, the Adviser maintains the books and records required by the Department of Labor.

Attachments

      Schedule A - Members of the Proxy Committee

      Exhibit 1 - Sands Capital Management, Inc. Proxy Voting Guidelines

----------
* The existence of a material conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

SCHEDULE A

Members of the Proxy Committee

Robert C. Hancock, Chief Compliance Officer - Member
David E. Levanson, Research Analyst, Portfolio Manager - Member
Sharon Kedar, Research Analyst, Portfolio Manager - Member
Dana M. McNamara, Director of Client Services - Committee Chairperson and Secretary

EXHIBIT 1

SANDS CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

      One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      SIZE OF THE BOARD

      Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

      POISON PILLS

            The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

            We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

      FAIR PRICE PROVISIONS

            Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

            We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

            We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      GREENMAIL

      Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

      We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

      We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      SUPERSTOCK

      Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

      We will review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of "superstock".

      E. SUPERMAJORITY RULES

      Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

            Supermajority Shareholder Vote Requirement to Approve Mergers

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. BOARD CLASSIFICATION

      High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

      We vote AGAINST proposals to classify the board.

      We vote FOR proposals to repeal classified boards and elect all directors annually.

IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In he case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

      STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

      MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      Ecological issues, including toxic hazards and pollution of the air and water;

      Employment practices, such as the hiring of women and minority groups;

      Product quality and safety;

      Advertising practices;

      Animal rights, including testing, experimentation and factory farming;

      Military and nuclear issues; and

      International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

      o     Employee benefit plans and other clients subject to ERISA;

      o Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

      o Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

      o     Limited partnerships and other commingled funds advised by AXA
            Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

      1.    Keep a record of each proxy received;

      2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

      3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

CONFLICTS OF INTEREST

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients' best interests unless specifically instructed by a client to vote proxies for that client's account in a particular manner.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg's ability to vote proxies for our clients. For example, countries that require "share blocking," require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

DISCLOSURE

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client's account.


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DIAMOND HILL CAPITAL MANAGEMENT, INC

PROXY VOTING POLICIES AND PROCEDURES

ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.


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Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.


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We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

            1.    Requiring senior executives to hold stock in a company.

            2. Requiring stock acquired through option exercise to be held for a certain period of time.

            3.    Using restricted stock grants instead of options.

            4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

            1. Annual option grants that would exceed 2% of outstanding shares.

            2. Ability to issue options with an exercise price below the stock's current market price.

            3.    Automatic share replenishment ("evergreen") feature.

            4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

            5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.


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Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding.


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